UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 31, 2008

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

On December 31, 2008, Johnson Outdoors Inc. (the "Company") and certain of its subsidiaries entered into an Amended and Restated Credit Agreement (Term) (the "Term Debt") and an Amended and Restated Credit Agreement (Revolving) (the "Revolving Debt" and collectively with the Term Debt, the "Restated Debt Agreements") effective as of January 2, 2009 with JPMorgan Chase Bank N.A., as lender and administrative agent, and the other lenders named therein (collectively, the "Lenders").  The Restated Debt Agreements modify the terms of the Company's February 12, 2008 credit agreements.

The material changes to the Company's existing credit agreements made by the Restated Debt Agreements are as follows:

•	The maturity date on the Term Debt was shortened to October 7, 2010.

•	Certain financial and non-financial covenants were modified, including the leverage, fixed charge, minimum EBITDA, and net worth covenants.

•	The maximum borrowing availability under the Revolving Debt was reduced from $75 million to $35 million as of January 2, 2009, and further reduced to $30 million as of January 31, 2009.

This description of the Restated Debt Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Restated Debt Agreements, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, each of which is incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.

Effective January 2, 2009, the Company restated its existing credit agreements, as described in Item 1.01 above.

Section 2 - Financial Information

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 31, 2008, the Company became obligated on a direct financial obligation pursuant to the terms of the Restated Debt Agreements, as described in Item 1.01 above.

Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits

            (d)    Exhibits

     The following exhibits are filed herewith:

Exhibit 99.1 – Amended and Restated Credit Agreement (Term), dated as of January 2, 2009, among  Johnson Outdoors, Inc., JPMorgan Chase Bank, N.A., as lender and agent, and the other lenders named therein.

Exhibit 99.2 - Amended and Restated Credit Agreement (Revolving), dated as of January 2, 2009, among  Johnson Outdoors, Inc., JPMorgan Chase Bank, N.A., as lender and agent, and the other lenders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2009

JOHNSON OUTDOORS INC.

BY /s/  David W. Johnson
      David W. Johnson, Vice President and Chief
      Financial Officer